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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 28, 2006

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-A4
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                                (Issuing Entity)
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                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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              (Exact Name of Depositor as Specified in its Charter)
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                      MERRILL LYNCH MORTGAGE LENDING, INC.
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               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

      Delaware                       333-130545                  13-3416059
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   (State or other                  (Commission                (IRS Employer
   jurisdiction of                  File Number)             Identification No.)
   incorporation)

          250 Vesey Street
   4 World Financial Center 28th Floor
          New York, New York                                     10080
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   (Address of principal executive offices)                     Zip Code

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

      The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $378,867,000 in aggregate principal amount Class I-A, Class II-A, Class III-A-1, Class III-A-2, Class IV-A-1, Class IV-A-2, Class V-A, Class X-A, Class A-R, Class M-1, Class M-2, and Class M-3 of its Merrill Lynch Mortgage Investors Trust, Series 2006-A4 Mortgage Pass-Through Certificates on July 28, 2006.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 31, 2006, as supplemented by the Prospectus Supplement, dated July 26, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below), executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of July 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator. The Certificates consist of the following Classes: the Class I-A, Class II-A, Class III-A-1, Class III-A-2, Class IV-A-1, Class IV-A-2, Class V-A, Class X-A, Class A-R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class P Certificates (collectively, the "Certificates"). The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of six pools of certain adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $387,790,300 as of July 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            4.1 Pooling and Servicing Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

            99.1 Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

            99.2 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., Countrywide Home Loans Servicing LP and Countrywide Home Loans, Inc.

            99.3 Assignment, Assumption and Recognition Agreement, dated July 1, 2006 among Merrill Lynch Bank, USA, Countrywide Home Loans Servicing LP, Countrywide Home Loans, Inc. and Merrill Lynch Mortgage Lending, Inc.

            99.4 Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2004, between Merrill Lynch Bank, USA and Countrywide Home Loans, Inc.

            99.5 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and National City Mortgage Co.

            99.6  Assignment, Assumption and Recognition Agreement,

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                  dated as of July 1, 2006, among Merrill Lynch Bank, USA,
                  Merrill Lynch Mortgage Lending, Inc. and National City Mortgage Co.

            99.7 Master Seller's Warranties and Servicing Agreement, dated as of July 1, 2004, between Merrill Lynch Bank, USA and National City Mortgage Co., as amended by Amendment Number One, dated as of March 22, 2006

            99.8 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A.

            99.9 Seller's Warranties and Servicing Agreement, dated as of August 1, 2005, between Merrill Lynch Mortgage Lending, Inc. and Wells Fargo Bank, N.A.

            99.10 Assignment, Assumption and Recognition Agreement, dated as of
                  July 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and CitiMortgage, Inc.

            99.11 Mortgage Servicing Purchase and Sale Agreement, dated as of
                  May 31, 2006, by and between Merrill Lynch Mortgage Lending Inc. and CitiMortgage, Inc.

            99.12 Assignment, Assumption and Recognition Agreement, dated as of
                  July 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and Greenpoint Mortgage Funding, Inc.

            99.13 Assignment, Assumption and Recognition Agreement, dated as of
                  July 1, 2006, among Merrill Lynch Mortgage Holdings, Inc., Merrill Lynch Mortgage Lending, Inc. and GreenPoint Mortgage Funding, Inc.

            99.14 Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, among Merrill Lynch Mortgage Holdings, Inc., GreenPoint Mortgage Funding Inc. and Terwin Advisors, LLC.

            99.15 Assignment, Assumption and Recognition Agreement, dated as of
                  July 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and

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                  PHH Mortgage Corporation.

            99.16 Assignment, Assumption and Recognition Agreement, dated as of
                  July 1, 2006, among Merrill Lynch Mortgage Capital, Inc., Merrill Lynch Mortgage Lending, Inc. and PHH Mortgage Corporation.

            99.17 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, between Merrill Lynch Mortgage Capital Inc., Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                       By:    /s/ Alan Chan
                                              ---------------------------------
                                       Name:  Alan Chan
                                       Title: Authorized Signatory

Date: August 14, 2006

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                                INDEX TO EXHIBITS

Exhibit No.                        Description                            Page
-----------  -----------------------------------------------------------  ----
4.1          Pooling and Servicing Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor,
             HSBC Bank USA, National Association, as trustee, and Wells
             Fargo Bank, N.A., as master servicer and securities
             administrator.

99.1 Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

99.2 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending,
             Inc., Merrill Lynch Mortgage Investors, Inc., Countrywide
             Home Loans Servicing LP and Countrywide Home Loans, Inc.

99.3         Assignment, Assumption and Recognition Agreement, dated
             July 1, 2006 among Merrill Lynch Bank, USA, Countrywide
             Home Loans Servicing LP, Countrywide Home Loans, Inc. and
             Merrill Lynch Mortgage Lending, Inc.

99.4         Master Mortgage Loan Purchase and Servicing
             Agreement, dated as of November 1, 2004, between Merrill Lynch Bank, USA and Countrywide Home Loans,
             Inc.

99.5 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending,
             Inc., Merrill Lynch Mortgage Investors, Inc. and National
             City Mortgage Co.

99.6 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Bank, USA, Merrill
             Lynch Mortgage Lending, Inc. and National City

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
             Mortgage Co.

99.7 Master Seller's Warranties and Servicing Agreement, dated as of July 1, 2004, between Merrill Lynch Bank, USA and
             National City Mortgage Co., as amended by Amendment Number
             One dated as of March 22, 2006

99.8 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending,
             Inc., Merrill Lynch Mortgage Investors, Inc. and Wells
             Fargo Bank, N.A.

99.9         Seller's Warranties and Servicing Agreement, dated as of
             October 1, 2005, between Merrill Lynch Mortgage Lending,
             Inc. and Wells Fargo Bank, N.A.

99.10 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending,
             Inc., Merrill Lynch Mortgage Investors, Inc. and
             CitiMortgage, Inc.

99.11        Mortgage Servicing Purchase and Sale Agreement, dated as of
             May 31, 2006, by and between Merrill Lynch Mortgage Lending
             Inc. and CitiMortgage, Inc.

99.12 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending,
             Inc., Merrill Lynch Mortgage Investors, Inc. and Greenpoint
             Mortgage Funding, Inc.

99.13 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Holdings,
             Inc., Merrill Lynch Mortgage Lending, Inc. and GreenPoint
             Mortgage Funding, Inc.

99.14 Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, among Merrill Lynch Mortgage
             Holdings, Inc.,

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
             GreenPoint Mortgage Funding Inc. and Terwin Advisors, LLC.

99.15 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending,
             Inc., Merrill Lynch Mortgage Investors, Inc. and PHH
             Mortgage Corporation.

99.16 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Capital,
             Inc., Merrill Lynch Mortgage Lending, Inc. and PHH Mortgage
             Corporation.

99.17        Mortgage Loan Flow Purchase, Sale & Servicing
             Agreement, dated as of March 27, 2001, between Merrill Lynch Mortgage Capital Inc., Cendant
             Mortgage Corporation and Bishop's Gate Residential
             Mortgage Trust (formerly known as Cendant
             Residential Mortgage Trust).